Exhibit 10.1

EXECUTION VERSION

Published CUSIP Numbers:
25764JAC5 (Transaction)
25764JAD3 (Revolver)

$400,000,000

FIRST AMENDMENT DATED AS OF OCTOBER 28, 2014

to

CREDIT AGREEMENT

dated as of December 7, 2012

among

DONALDSON COMPANY, INC.,

VARIOUS SUBSIDIARIES THEREOF,

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Administrative Agent
and
L/C Issuer,

U.S. BANK NATIONAL ASSOCIATION,
as Syndication Agent,

and

the other Lenders party hereto

WELLS FARGO SECURITIES, LLC

and

U.S. BANK NATIONAL ASSOCIATION,

as Joint Lead Arrangers and Joint Book Managers

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of October 28, 2014 and is by and among

(i)                   DONALDSON COMPANY, INC., a Delaware corporation (the “Company”);

(ii)                 the Lenders party to the Credit Agreement referenced below; and

(iii)                WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”).

Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, the Company, the financial institutions party thereto (the “Existing Lenders”) and the Administrative Agent are parties to a credit agreement dated as of December 7, 2012 (the “Credit Agreement”); and

WHEREAS, the parties hereto wish to amend the Credit Agreement on the terms and conditions set forth herein;

WHEREAS, certain Existing Lenders wish to increase the amount of their Revolving Credit Commitments so that, giving effect to such increase, the amount of their respective Revolving Credit Commitments will be as set forth opposite their respective names on Exhibit A attached hereto; and

WHEREAS, certain financial institutions which are not currently parties to the Credit Agreement and which are identified as new Lenders on Exhibit A hereto (each a “New Lender”), wish to become Lenders under the Credit Agreement with the respective Revolving Credit Commitments set forth opposite their respective names on Exhibit A attached hereto;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to the following amendment to the Credit Agreement.

1.                   Amendments to Credit Agreement.  Upon the Effective Date (as defined below), the Credit Agreement shall be amended as follows:

(a)                 The definition of “LIBOR” set forth in Section 1.01 of the Credit Agreement is hereby amended to add the following as the final sentence thereof:

Notwithstanding the foregoing, if at any time LIBOR (determined as provided above) shall be less than zero, LIBOR shall be deemed to be zero for all purposes of this Agreement.

(b)                 The definition of “Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Maturity Date” means October 28, 2019.

(c)                 The definitions of “Sanctioned Country” and “Sanctioned Person” set forth in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

“Sanctioned Country” means a country subject to a sanctions program (a) identified on the list maintained by OFAC and available at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx, or as otherwise published from time to time or (b) imposed, administered or enforced by the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom (any such program referenced in (a) or (b) being referred to as “Sanctions”).

“Sanctioned Person” means (a) a Person named on the list of “Specially Designated Nationals and Blocked Persons” maintained by OFAC available at http://www.treasury.gov/resource-center/sanctions/SDN-List/Pages/default.aspx, or as otherwise published from time to time, or (b) (i) an agency of the government of a Sanctioned Country, (ii) an organization controlled by a Sanctioned Country, or (iii) a person resident in a Sanctioned Country, to the extent subject to Sanctions.

(d)                 Section 1.01 of the Credit Agreement is amended to add thereto the following two definitions in alphabetical order:

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption.

“Anti-Terrorism Laws” has the meaning specified in Section 5.14.

(e)                 Section 2.16(a) of the Credit Agreement is hereby amended by deleting the reference in the first proviso thereto to “$150,000,000” and replacing it with a reference to “$200,000,000”.

(f)                  Section 5.14 of the Credit Agreement is amended and restated in its entirety to read as follows:

OFAC, Anti-Terrorism; Etc.  Neither the Company nor any of its Subsidiaries or, to their knowledge, any of their Related Parties (a) is an “enemy” or an “ally of the enemy” within the meaning of Section 2 of the Trading with the Enemy Act of the United States (50 U.S.C. App. §§ 1 et seq.), (b) is in violation of (i) the Trading with the Enemy Act, (ii) any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V) or any enabling legislation or executive order relating thereto, (iii) any Sanctions or (iv) the PATRIOT Act (collectively, the “Anti-Terrorism Laws”) or (c) is a Sanctioned Person. No part of the proceeds of any Credit Extension will be unlawfully used directly or indirectly to fund any operations in, finance any investments or activities in or make any payments to, a Sanctioned Person or a Sanctioned Country, or in any other manner that will result in any violation by any Person (including any Lender, any Arranger, the Administrative Agent or the L/C Issuer) of any Anti-Terrorism Laws. The Company has implemented and maintains in effect policies and procedures designed to ensure compliance by the Company, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Borrower, its Subsidiaries and their respective officers and employees and to the knowledge of the Borrower its directors and agents, are in compliance with Anti-Corruption Laws in all material respects.

(g)                 Section 6.11 of the Credit Agreement is amended to add the following as the second sentence thereof:

Without limiting the foregoing, the Company shall not use or permit the use of the proceeds of any Credit Extension in a manner inconsistent with its representation and warranty set forth in the second sentence of Section 5.14.

(h)                Section 11.01(f) is amended in and restated in its entirety to read as follows:

(f) amend Section 1.09, amend the definition of “Offshore Currency” or amend the first sentence of Section 2.15 without, in each case, the written consent of each Lender;

(i)                   The first sentence of Section 11.07 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

The Administrative Agent, acting solely for this purpose as an agent of the Borrowers, shall maintain at the Administrative Agent’s office or, in the case of Wells Fargo, any of its offices in Charlotte, North Carolina, a copy of each Assignment and Assumption and each Lender Joinder Agreement delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amounts of (and stated interest on) the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).

(j)                  Schedule 2.01 of the Credit Agreement is hereby amended and restated in its entirety to be in the form of Schedule 2.01 attached hereto as Exhibit A.

(k)                 Schedule 7.01 of the Credit Agreement is hereby amended and restated in its entirety to be in the form of Schedule 7.01 attached hereto as Exhibit B.

(l)                   Schedule 7.03 of the Credit Agreement is hereby amended and restated in its entirety to be in the form of Schedule 7.03 attached hereto as Exhibit C.

2.                   New Lenders.  The parties hereto agree that, as of the Effective Date, each New Lender shall become a “Lender” under the Credit Agreement, as amended hereby, with all the rights and duties of a “Lender” thereunder and with a Commitment in the amount set forth opposite its name on Exhibit A attached hereto.

3.                   Representations and Warranties.  The Company hereby represents and warrants that both immediately before and immediately after the effectiveness hereof and any Credit Extensions being made on the Effective Date:

(a)                 The representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects on and as of the Effective Date with the same effect as if made on and as of the Effective Date, except for any representation and warranty made as of an earlier date, which representation and warranty is true and correct in all material respects as of such earlier date.

(b)                 Since July 31, 2014, nothing has occurred (singly or in aggregate with all other occurrences) that has had, or could reasonable be expected to have, a Material Adverse Effect.

(c)                 No Default or Event of Default has occurred and is continuing as of the Effective Date.

4.                   Effectiveness.  This Amendment is a Loan Document and shall become effective upon the date (the “Effective Date”) of the satisfaction of all of the following conditions:

(a)                 the execution and delivery hereof by the Company, the Administrative Agent and each Existing Lender and New Lender identified, in either case, as having a Commitment on Exhibit A hereto;

(b)                 the execution and delivery by Donaldson Capital, Inc. of an Affirmation of Guaranty in the form of Exhibit D hereto;

(c)                 the execution and delivery by the Company to the Administrative Agent for the benefit of each Existing Lender or New Lender requesting the same at least three (3) Business Days prior to the Effective Date of an executed Note reflecting the new or increased Commitment of such Lender resulting herefrom;

(d)                 subject to Section 5 hereof, all outstanding principal, interest, fees and other amounts owing under the Credit Agreement having been repaid in full on the Effective Date (it being understood that such repayment may be made out of the proceeds of Loans made on the Effective Date by the Lenders in accordance with their new Pro Rata Share giving effect to this Amendment);

(e)                 the Company shall have paid on the Effective Date to the Administrative Agent all separately agreed fees and expenses relating hereto (including upfront and consent fees payable for the account of the financial institutions executing this Amendment and legal fees of counsel to the Administrative Agent);

(f)                  the delivery to the Administrative Agent of (i) a legal opinion of Dorsey & Whitney, L.L.P., special counsel to the Company, in form and substance reasonably satisfactory to the Administrative Agent and (ii) such corporate certificates, evidence of corporate standing and authorization and other documents and certificates as the Administrative Agent shall reasonably request; and

(g)                 receipt by the applicable Lenders of all documentation and other information required by applicable “know your customer” and anti-money laundering laws and requested by such Lenders prior to the Effective Date.

5.                   Waiver.  Each Existing Lender party hereto hereby (a) waives any notice of the prepayment of Loans contemplated by Section 4(c) hereof to the extent otherwise required by Section 2.06 of the Credit Agreement and (b) waives any entitlement under Section 3.04 of the Credit Agreement to any and all amounts which would otherwise have been payable thereunder in respect of the repayment of Loans contemplated by Section 4(c) hereof.

6.                   References; Effect; Etc.  (a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as modified hereby. Except as specifically amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. For the avoidance of doubt, the increase in Commitments effected hereby shall not be deemed a utilization of the incremental commitment mechanism set forth in Section 2.16 of the Credit Agreement and such section shall remain in full force and effect permitting, subject to the terms thereof (as amended hereby), Incremental Loan Commitments aggregating not in excess of $200,000,000 after Effective Date.

(b)                 Upon the Effective Date, the obligation of the Existing Lenders and the New Lenders to participate in the credit exposure associated with the Outstanding Amount of all L/C Obligations shall be automatically adjusted such that, after giving effect to such adjustments, (i) the credit exposure of each Lender with respect thereto is equal to its Pro Rata Share (as set forth on Exhibit A hereto) of the Outstanding Amount of all L/C Obligations and (ii) Existing Lenders which do not have a Commitment under the Credit Agreement as amended hereby have no further participation rights or obligations with respect thereto.

7.                   No Waiver.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of or consent to any provision of the Credit Agreement or any other Loan Documents executed and/or delivered in connection therewith.

8.                   Counterparts.  This Amendment may be executed in any number of counterparts (and by the different parties hereto on separate counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page of this Amendment or the other documents contemplated hereby by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart thereof.

9.                   Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE ADMINISTRATIVE AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

10.                Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

*        *        *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized signatories to execute and deliver this Amendment as of the date first above written.

DONALDSON COMPANY, INC.

By:	/s/ James F. Shaw
	Name:	James F. Shaw
	Title:	Vice President and Chief Financial Officer

[Signature Page to First Amendment to Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, L/C Issuer and a Lender

By:	/s/ Mark Holm
	Name:	Mark Holm
	Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Edward B. Hanson
	Name:	Edward B. Hanson
	Title:	Vice President

[Signature Page to First Amendment to Credit Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ. LTD., as a Lender

By:	/s/ Thomas J. Sterr
	Name:	Thomas J. Sterr
	Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]

BANK OF THE WEST, A CALIFORNIA BANKING CORPORATION, as a Lender

By:	/s/ Ole Koppand
	Name:	Ole Koppand
	Title:	Vice President

[Signature Page to First Amendment to Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Krys Szremski
	Name:	Krys Szremski
	Title:	Vice President

[Signature Page to First Amendment to Credit Agreement]

LLOYDS BANK PLC, as a Lender

By:	/s/ Dennis McClellan
	Name:	Dennis McClellan
	Title:	Assistant Vice President

By:	/s/ Joel Slomko
	Name:	Joel Slomko
	Title:	Assistant Vice President

[Signature Page to First Amendment to Credit Agreement]

MIZUHO BANK (USA), as a Lender

By:	Takayuki Tomii
	Name:	Takayuki Tomii
	Title:	Senior Vice President

[Signature Page to First Amendment to Credit Agreement]

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Kurt W. Anstaett
	Name:	Kurt W. Anstaett
	Title:	Senior Vice President

[Signature Page to First Amendment to Credit Agreement]

EXHIBIT A

SCHEDULE 2.01

COMMITMENTS
AND PRO RATA SHARES

Lender	Commitment	Pro Rata Share
Wells Fargo Bank, National Association	$72,500,000	18.13%
U.S. Bank National Association	$72,500,000	18.13%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$45,000,000	11.25%
Bank of the West, a California Banking Corporation	$45,000,000	11.25%
JPMorgan Chase Bank, N.A.	$45,000,000	11.25%
Lloyds Bank plc	$45,000,000	11.25%
Mizuho Bank (USA)	$45,000,000	11.25%
Branch Banking and Trust Company	$30,000,000	7.50%
Total	$400,000,000	100.00%

* means the Lender is a New Lender (as defined in the First Amendment hereto dated as of October 28, 2014).

A-1

EXHIBIT B

SCHEDULE 7.01

EXISTING LIENS

As of July 31, 2014

Various capitalized leases in the U.S.	$3,170,791

Various capitalized leases in Japan	$ 6,172

EXHIBIT C

SCHEDULE 7.03

EXISTING INVESTMENTS

As of July 31, 2014

Investment in Advanced Filtration Systems Inc.	$11,817,000

Investment in PT Panata Jaya Mandiri	$ 6,388,763

Investment in Rashed al-Rashed & Sons-Donaldson Ltd.	$ 3,192,391

Investment in Applied Membrane Technology Inc.	$ 225,094

EXHIBIT D

AFFIRMATION OF GUARANTY

The undersigned (the “Guarantor”) acknowledges receipt of a copy of that certain First Amendment to Credit Agreement dated as of the date hereof (the “Amendment”) relating to the Credit Agreement dated as of December 7, 2012 (the “Credit Agreement”) referred to therein, consents to the Amendment and each of the transactions referenced therein, hereby reaffirms its obligations under the Guaranty and agrees that all references in the Guaranty to the “Credit Agreement” shall hereafter mean and be a reference to the Credit Agreement as amended by the Amendment. Capitalized terms used herein, but not otherwise defined herein, shall have the meanings ascribed to such terms in the Credit Agreement. Although the Guarantor has been informed of the matters set forth herein and has acknowledged and consented to same, the Guarantor understands that neither the Administrative Agent nor any Lender has any obligation to inform the Guarantor of such matters in the future or to seek the Guarantor’s acknowledgment or consent to future amendments or waivers, and nothing herein or in any Loan Document shall create such a duty.

IN WITNESS WHEREOF, the Guarantor has caused this Affirmation of Guaranty to be executed and delivered as of the date of the Amendment.

DONALDSON CAPITAL, INC.

By:
Name:
Title:

[Signature Page to Affirmation of Guaranty]